SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 20, 2014

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Varian Medical Systems, Inc. (the “Company”) was held on February 20, 2014 (the “Stockholders’ Meeting”). The Company’s stockholders voted on the following four proposals at the Stockholders’ Meeting and cast their votes as follows:

Proposal One:

The following individuals were elected to serve as directors for three-year terms ending with the 2017 Annual Meeting of Stockholders by the votes set forth in the following table:

	For	Withheld	Broker Non-Votes
Susan L. Bostrom	78,702,035	3,211,241	8,103,482
Regina E. Dugan	79,939,467	1,973,809	8,103,482
Venkatraman Thyagarajan	78,862,758	3,050,518	8,103,482
Dow R. Wilson	78,936,743	2,976,533	8,103,482

Directors R. Andrew Eckert, Timothy E. Guertin, David J. Illingworth, Mark R. Laret, Ruediger Naumann-Etienne and Erich R. Reinhardt continued in office following the Stockholders’ Meeting.

Proposal Two:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
76,400,920	5,187,311	325,045	8,103,482

Proposal Three:

The stockholders approved the Company’s Management Incentive Plan, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
75,681,305	5,960,347	271,624	8,103,482

Proposal Four:

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
87,863,685	1,951,084	201,989	--

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

2

Proposal Five:

The stockholders approved an amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
81,111,325	278,471	523,480	8,103,482

Proposal Six:

The stockholders approved an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting for directors, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
76,329,993	5,264,833	318,450	8,103,482

Item 8.01.	Other Events.

On February 20, 2014, Varian Medical Systems, Inc. announced that: “R. Andrew Eckert Elected Chairman of Board of Directors of Varian Medical Systems.” A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release dated February 20, 2014 entitled “R. Andrew Eckert Elected Chairman of Board of Directors of Varian Medical Systems.”

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: February 25, 2014

4

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated February 20, 2014 entitled “R. Andrew Eckert Elected Chairman of Board of Directors of Varian Medical Systems.”